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                                                                    EXHIBIT 1


                           STOCK PURCHASE AGREEMENT


  STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of the 5th day of April 1996, between Mark Solutions, Inc., a Delaware corporation ("Purchaser") whose business address is Parkway Technical Center, 1515 Broad Street, Bloomfield, New Jersey 07003 and Ian Baverstock, Jonathan Newth, David Payne and Joanna Tubbs whose address is 35 Pitfold Avenue, Haslemere, Surrey, England GU271PN. Each of the foregoing individuals is referred to herein as "Seller" and collectively as "Sellers".

                             W I T N E S S E T H:

  WHEREAS, Sellers owns 450 shares (the "Shares") of the outstanding capital shares of Simis Medical Imaging, Ltd., an English corporation ("SMI") as set forth on Exhibit A, which Shares represent 50% of the outstanding capital stock of SMI; and

  WHEREAS, Purchaser desires to purchase from Sellers, and Sellers desire to sell to Purchaser, the Shares in the manner and upon the terms and conditions set forth herein.

  NOW, THEREFORE, in consideration of the promises and the mutual covenants, agreements and provisions herein contained, the parties hereby agree as follows:


1. SALE AND PURCHASE OF THE SHARES.

 1.1. Agreement to Sell and Purchase. Subject to the terms and conditions set forth in this Agreement, Sellers shall sell, transfer, convey and deliver to Purchaser, or its assignee as permitted herein, and Purchaser or such assignee shall purchase and accept from Sellers, the Shares.

 1.2. Purchase Price and Closings. The purchase price (the "Purchase Price") for the Shares shall be $ 650,000 payable in shares of Common Stock, $ .01 par value [NASDAQ: MCSI] (the "Mark Stock"), of Purchaser based on the closing sales price as set forth below.


The Mark Stock shall be issued as follows:

    a. First Closing. That number of shares of Mark Stock equal to US$ 325,000 divided by the closing sales price on the third business day preceding the first closing date ("First Closing") of the Agreement. All fractional shares of Mark Stock will be rounded up to the next whole number.

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    b. Second Closing. That number of shares of Mark Stock equal to US$ 325,000 divided by the closing sales price on the third business day immediately preceding a date six months from the First Closing (the "Second Closing"). All fractional shares of Mark Stock will be rounded up to the next whole number.

Notwithstanding the foregoing, the aggregate number of shares of Mark Stock to be issued at the First Closing and the Second Closing shall not exceed 500,000 shares. In the event such shares represent less than the Purchase Price, the balance of the Purchase Price shall be payable in cash (US Dollars).

The First Closing and the Second Closing are collectively referred to herein as the "Closings".


2.  REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

Each of the Sellers represent and warrant to the Purchaser as follows:

2.1. Authorization; No Encumbrances. Seller has the legal right and capacity to enter into this Agreement and to perform the transactions contemplated to be performed by him or her hereunder. This Agreement constitutes the legal, valid and binding agreement of Seller and is enforceable against him or her in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforceability of creditors' rights generally and that equitable remedies may be granted in the discretion of a court. Seller has good, valid and marketable title to the Shares, free and clear of all liens, security interests, pledges, charges, claims and encumbrances of every kind.

2.2. Approvals. No consents, approvals, permits, authorizations and orders from any person or from any United Kingdom regulatory, governmental or other authority or agency are necessary for the due execution and delivery by and on behalf of Seller of this Agreement and for the consummation of the transactions contemplated in this Agreement by Seller.

2.3. Litigation and Contingent Liabilities. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Seller, threatened against Seller, which question or challenge the validity of this Agreement or action to be taken hereunder. There is no pending or, to the knowledge of Seller, threatened litigation, order, writ, injunction or decree of any court or governmental agency against or effecting the business of SMI. To the knowledge of Seller, except as disclosed in the Statement of Accounts for the period ended December 31, 1994 ("SMI Accounts")through such date there is no contingent or undisclosed liability of SMI. To the knowledge of Ian Baverstock, except as disclosed in the SMI Accounts, and through


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November 1, 1995, there is no contingent or undisclosed liability of SMI.

2.4. Taxes. Prior to November 1, 1995 and except as disclosed in the SMI Accounts, (i) all taxes required by law which are due and payable by SMI, have been paid, (ii) all taxes SMI is obligated to withhold from amounts owing to any employee, creditor or third party have been withheld, and (iii) SMI has filed all tax returns which are required to be filed. Seller in good faith believe that such returns are true and correct, and that SMI has caused to be paid or made provision for all taxes which have become due prior to November 1, 1995.

2.5. Intellectual Property Rights. Prior to November 1, 1995 SMI has not transferred, licensed or otherwise compromised the patents, trademarks, tradenames, copyrights and applications for patents used by SMI in its business ("Trade Property"). To the knowledge of Seller, there are no third party infringements on such Trade Property nor does any of the Trade Property infringe on any rights of other parties.

2.6. Information Regarding Purchaser. He or she (i) has received and reviewed the Purchaser's (a) Annual Report on Form 10-K for the year ended June 30, 1995,(b) Quarterly Report for the period ended December 31, 1995,(c) Proxy Statement for the Annual Meeting of Shareholders held on December 18, 1995 and
(d) and subsequent reports filed with the U.S. Securities and Exchange Commission, if any (collectively the "SEC Reports"),(ii) no oral or written statement or inducement which is contrary to the information in the SEC Reports has been made by or on behalf of the Purchaser and (iii) has not been furnished any other literature other than the SEC Reports and Seller's have relied only on such information.

2.7. Third Party Exclusion. The representations and warranties contained in this
Section 2 are made jointly and severally by the Sellers. None of the Sellers shall be liable to Purchaser for any breach of representations or warranties given to Purchaser by any other party, including, but not limited to, other shareholders of SMI.

2.8. Con Seller shall not by liable in respect of any claim under the representations and warranties to the extent that the matter giving rise to such claim is within the actual or constructive knowledge of Purchaser, its agents or advisors, or has otherwise been fairly disclosed by Seller.


3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows:

3.1. Organization, Authorization; No Conflict. Purchaser has been duly organized, is validly existing and in good standing

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under the laws of the State of Delaware. Purchaser has the legal right and capacity to enter into this Agreement and to perform the transactions contemplated to be performed by it hereunder. This Agreement constitutes the legal, valid and binding agreement of Purchaser and is enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforceability of creditors' rights generally and that equitable remedies may be granted in the discretion of a court.

The execution, delivery and performance of this Agreement by Purchaser and the related documents, transactions and instruments contemplated hereby does not and will not violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of Purchaser's assets under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, deed of trust, license, lease, loan agreement, judgment, order, decree, statute, rule, regulation or other agreement, instrument or obligation to which the Purchaser is a party.

3.2. Approvals. No consents, approvals, permits, authorizations and orders from any United States regulatory, governmental or other authority or agency are necessary for the due execution and delivery by and on behalf of Purchaser of this Agreement and for the consummation of the transactions contemplated in this Agreement by the Purchaser.

3.4. SEC Reports. As of their respective dates, the SEC Reports, including financial statements, complied in all material respects to applicable United States Federal securities laws and no such report contained any information which was false or misleading with respect to any material fact or omitted to state any material fact which was necessary to make the statements therein not misleading.

3.5. Absence of Adverse Changes. Since the filing of the latest SEC Report, there has been no material adverse change in the operations or financial condition of the Purchaser.

3.6. Litigation and Contingent Liabilities. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Purchaser, threatened against Purchaser, which question or challenge the validity of this Agreement or action to be taken hereunder. Except as disclosed in the SEC Reports, there is no pending or, to the knowledge of Purchaser, threatened litigation, order, writ, injunction or decree of any court or governmental agency against or effecting the business of SMI. Except as disclosed in the SEC Reports, there is no contingent or undisclosed liability of Purchaser known to Purchaser.


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3.7. Independent Investigation.  Purchaser has been given an opportunity to carry out an investigation of SMI and that neither it nor its agents are aware of any matter or thing as of the date hereof, which is inconsistent with any of the representations and warranties of Seller contained in Section 2.

3.8. Status of the Mark Stock. The Mark Stock to be issued in payment of the Purchase Price, when issued by Purchaser to the Sellers will be duly authorized, validly issued, fully paid and nonassessable.

4. LIMITATIONS OF LIABILITY AMONG PARTIES

4.1. Maximum Liability. The maximum liability of Sellers to the Purchaser, and Purchaser to the Seller, with respect to breach of each parties representations and warranties shall not exceed US$ 100,000 in the aggregate.

5. ISSUANCE OF MARK STOCK PURSUANT TO REGULATION S

5.1. Exemption; Reliance on Representations. The Mark Stock to be issued pursuant to this Agreement shall be effected in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated under the U.S. Securities Act of 1933 ("Securities Act"), as amended. Sellers understand that the offer and sale of the Mark Stock are not being registered under the Securities Act and that Purchaser is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Seller understands that Purchaser is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Seller set forth in this Section 5 in order to determine the applicability of such exemptions.

5.2. Sellers Representations. Each of the Sellers represents to Purchaser relative to Regulation S that:

(a) Offshore Transaction-Non U.S. Person. Neither Seller nor any person or entity for whom Seller is acting as fiduciary is a U.S. Person. A "U.S. Person" means any one of the following: (i) a natural person resident in the United States; (ii) a partnership or corporation organized or incorporated under the laws of the United States;(iii) an estate of which any executor or administrator is a U.S. Person; (iv) a trust of which any trustee is a U.S. Person; (v) an agency or branch of a foreign entity located in the United States; (vi) an account held by a dealer or other fiduciary for the benefit or account of a U.S. Person;(vii) a discretionary account or similar account held by a dealer or other fiduciary organized,


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incorporated, or (if an individual)resident in the United States; or (viii) a partnership or corporation if:(A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act.

(b) Offshore Transaction-Offer and Sale Outside United States. At the time the issuance of the Mark Stock was originated, Seller was outside the United States and no offer to purchase the Mark Stock was made in the United States.

(c) Investment Intent. Seller is acquiring the Mark Stock for his or her own account and has full investment discretion with respect to the Mark Stock. Seller is acquiring the Mark Stock for investment purposes and not with a view towards distribution, Seller has no present intention to sell the Mark Stock, and Seller has no present arrangement (whether or not legally binding) at any time to sell the Mark Stock to or through any person or entity.

(d) Compliance with U.S. Securities Laws. All subsequent offers and sales of the Mark Stock shall be made in compliance with Regulation S, pursuant to registration of securities under the Securities Act or pursuant to an exemption from registration. In any case, (i) with regard to the Mark Stock issued at the First Closing during the forty-one day holding period commencing the First Closing, and with regard to the Mark Stock issued at the Second Closing during the forty-one day holding period commencing the Second Closing, Seller will not offer or resell the Mark Stock to U.S. Persons as defined in Regulation S (whether such transactions are within or outside the United States); (ii) the Mark Stock will not be offered or resold (whether or not in transactions outside the United States), after the applicable holding period unless a registration statement under the Securities Act is in effect at the time of such offer or resale, or Purchaser shall have received the favorable opinion of its counsel, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act and registration or qualification in every applicable state.

The certificates representing the Mark Stock will be subject to a stop-transfer instruction and include a restrictive legend during the applicable holding period of forty-one days from issuance. Such legend will thereafter be removed upon request of the Seller upon the receipt by Purchaser of Seller's representation letter set forth as Exhibit B and the favorable opinion of Purchaser's counsel, to the effect that such instruction and legend may be removed, which instruction will not be unreasonably withheld. The stop transfer instruction shall remain in full force and effect during the periods set forth in Section 9.1. Seller realizes that the Mark Stock is not a liquid investment.

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(e) Conditioning the United States Market. Seller will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Mark Stock sold hereunder.

(f) Transfers. Seller shall by written agreement require that any direct or indirect purchaser from Seller conform with the restrictions set forth in this
Section 5.

(g) Short Positions. Neither Seller nor any of its affiliates will directly or indirectly maintain any short position in any securities of Purchaser until after the end of the applicable holding period.


5.3. Purchaser Representations. Purchaser represents to Sellers relative to Regulation S that:

(a) Reporting Company Status. Purchaser is a "Reporting Company" as defined by Rule 902 of Regulation S. Purchaser is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), or 12(g) or 15(d) of the Securities Exchange of 1934, as amended (the "Exchange Act"). Purchaser has registered its Common Stock pursuant to section 12 of the Exchange Act and the Common Stock trades on NASDAQ.

(b) Offshore Transaction-Non U.S. Person. Purchaser has not offered the Mark Stock to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S. At the time the issuance of the Mark Stock was originated, Purchaser and/or its agents reasonably believed Seller was outside of the United States and was not a U.S. Person. Purchaser and/or its agents believe that the transaction has not been pre-arranged with a buyer in the United States.

(c) Offshore Transaction-No Directed Selling Efforts. In regard to the issuance of the Mark Stock, Purchaser has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Purchaser conducted any general solicitation relating to the offer and sale of the securities which are the subject of this transaction to person resident within the United States or elsewhere.

6. CLOSINGS.

6.1. Date and Place. The First Closing for the consummation of the transactions contemplated by this Agreement shall take place on a date mutually agreed to between the parties as soon as practicable after the satisfaction or waiver of each condition precedent to this Agreement. The First Closing shall take place

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at the offices of Sellers, or at such other place as may be mutually upon in writing by Purchaser and Sellers.

The Second Closing for the consummation of the transactions contemplated by this Agreement shall take place on a date six months from the date of the First Closing. The Second Closing may take place at multiple locations, or at such other place as may be mutually upon in writing by Purchaser and Sellers.

6.2. Sellers' Closing Documents and Instruments. At the First Closing, Sellers shall deliver the following:

(a) Delivery of the Shares. At the First Closing (i) Sellers shall deliver to Purchaser certificate(s) evidencing the Shares duly endorsed for transfer or accompanied by appropriate documentation as required under United Kingdom law, free and clear of all liens, security interests, pledges, charges, claims and encumbrances of every kind and (ii) Purchaser shall immediately possess and exercise all rights of ownership in the Shares including the right to vote and transfer the Shares.

(b) Relinquishment of Rights in Trade Property. Assignments or relinquishment of all rights to SMI assets, including Trade Property.

(c) Other Items. Such other items as may be necessary or appropriate to effectuate the transactions contemplated by this Agreement.




6.3. Purchaser's Closing Documents and Instruments. At the Closings, Purchaser shall deliver the following:

(a) Delivery of the Mark Stock. At each of the First Closing and Second Closing, Purchaser shall deliver to Sellers certificate(s) evidencing the Purchase Price (and cash if applicable), free and clear of all liens, security interests, pledges, charges, claims and encumbrances of every kind, except as provided for in this Agreement. Such certificates shall be prepared in the names and designations as requested by the Sellers in the percentage amounts set for on Exhibit A.

(b) Corporate Resolutions. Copies of resolutions of the Board of Directors of Purchaser certified by its Secretary, which constitute all necessary corporate authorization for the consummation of the transactions contemplated by this Agreement.

(c) Such other items as may be necessary or appropriate to effectuate the transactions contemplated by this Agreement.


7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER.

7.1. Conditions Precedent.  The obligations of Purchaser to

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consummate the transactions contemplated by this Agreement are subject to and conditioned upon the satisfaction or waiver by Purchaser, at or prior to the applicable Closing, of the following:

(a) Representations and Warranties True. The representations and warranties of Sellers contained herein shall be true and accurate in all material respects as of the Closings as though such representations and warranties were made on and as of such date, except for any changes permitted by the terms of this Agreement, or consented to, at or prior to the applicable Closing, in writing by Purchaser.

(b) Performance of Covenants. Sellers shall have performed and complied in all material respects with each covenant, agreement and condition required to be performed or complied with by them prior to or on the Closing Date.






(c) Approvals and Consents. Sellers shall have received and delivered in writing to Purchaser any requisite waivers, consents and approvals of all third parties whose waiver, consent or approval is required to be obtained by or on behalf of Sellers to consummate the transactions contemplated by this Agreement.

(d) No Governmental or Other Proceeding or Litigation. No injunction or order (preliminary or permanent and regardless of the failure of any plaintiff to post any bond or undertaking) shall have been issued or statute, rule or regulation enacted or promulgated by any court, tribunal or other judicial, administrative or legislative body which shall enjoin, prohibit or otherwise make unlawful the consummation of this Agreement and transactions contemplated herein.

7.2. Certain Notifications. At all times prior to the applicable Closing date, Sellers shall promptly notify Purchaser in writing of the occurrence of any event which will or might result in the failure to satisfy the conditions contained in this Section 7.


8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS.

8.1. Condition Precedent. The obligations of Sellers to consummate the transactions contemplated by this Agreement are subject to and conditioned upon the satisfaction or waiver by Seller, at or prior to Closing, of the following:

(a) Representations and Warranties True. The representations and warranties of Purchaser contained in this Agreement shall be true and accurate in all material respects as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes permitted by the terms of this Agreement or consented to, at or prior to Closing, in writing by


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Sellers.

(b) Performance of Covenants. Purchaser shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.




(c) No Governmental or Other Proceeding or Litigation. No injunction or order (preliminary or permanent and regardless of the failure of any plaintiff to post any bond or undertaking) shall have been issued or statute, rule or regulation enacted or promulgated by any court, tribunal or other judicial, administrative or legislative body which shall enjoin, prohibit or otherwise make unlawful the consummation of this Agreement and the transactions contemplated hereby.

8.2. Certain Notifications. At all times prior to the Closing Date, Purchaser shall promptly notify Sellers in writing of the occurrence of any event which will or might result in the failure to satisfy the conditions contained in this
Section 8.


9.  AGREEMENTS AND COVENANTS SUBSEQUENT TO THE CLOSING

9.1. Agreement Not To Sell. Each of the Sellers agree not to sell, pledge, hypothecate or otherwise transfer the (i) Mark Stock issued at the First closing for a period of six-months from such date and (ii) Mark Stock issued at the Second Closing for a period of 60 day from such date. During such periods, the Shares will be subject to stop-transfer instructions issued to the Purchaser's transfer agent.

9.2. Competition. In consideration of the transactions hereunder and in recognition of the fact that Purchaser would not have consummated such transactions unless Sellers agreed to the provisions of this Section 9.2, Sellers agree that for a period of two-years after the First Closing date, none of the Sellers or any of their affiliates will, directly or indirectly, engage in a business related to digital medical imaging, anywhere in the world which is competitive with the business of SMI. Sellers shall be deemed to be engaged in such business indirectly if it is an agent or partner of, or a consultant or advisor to or for, a person, firm corporation, association or other entity which is engaged in such business or if it owns directly or indirectly in excess of 15% of the outstanding stock or shares or has a beneficial interest of exceeding 15% of the net assets or net income of any such entity. Notwithstanding the foregoing, none of the Sellers shall be deemed to be in violation of this
Section 9.2. by virtue of any activity directed and initiated by management of

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EIDOS pursuant to such Seller's employment with EIDOS. In addition, Joanna Tubbs
(but not her husband) shall not be subject to the provisions of this Section
9.2.

Sellers agree that the remedy at law for any breach or threatened breach of the requirements of this Section 9.2 will be inadequate and that immediate and permanent damage would be impossible to ascertain, and therefore Sellers agree and consent that in the event of any breach or threatened breach of any provisions of this Section that in addition to any other legal and equitable remedies available to Purchaser, Purchaser shall be entitled to obtain temporary or permanent injunctive relief without the necessity of proving actual damages by reason of such breach, and to the extent permissible under the applicable statutes and rules of procedure, a temporary restraining order may be granted immediately on commencement of such action.


Seller expressly acknowledges that the covenants contained in this Section 9.2. are reasonable under the circumstances of this Agreement. Nevertheless to the extent that any obligations to refrain from competing with SMI is held to be invalid or unenforceable, it shall be deemed modified to the extent necessary to render it enforceable and the obligations imposed by the provisions of this Section shall be fully enforced as modified.

9.3. Acknowledgment of No Ownership in Trade Properties. Each of the Sellers hereby confirm and further relinquish any and all rights, title and interest each may have in the assets, including Trade Property of SMI and agree to execute any and all documents necessary to evidence the foregoing.

9.4. Resignation as Director. Ian Baverstock hereby agrees to retire as a director of SMI upon request of the Purchaser.


10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
    INDEMNIFICATION.

10.1. Survival. All representations, warranties and agreements to indemnify made in this Agreement by Sellers on the one hand and Purchaser on the other hand shall survive the Closing, except that no action may be maintained by either party hereto based on a claim arising under this Agreement unless commenced within eighteen months of the First Closing.


10.2. Sellers' Indemnification of Purchaser. Notwithstanding anything contained herein to the contrary, Seller shall indemnify and hold harmless Purchaser, its representatives and agents against any expenses, including attorneys' fees, fines, losses, claims, damages, liabilities, costs, monetary judgments

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and amounts paid in settlement in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation arising out of or pertaining to any act or omission which arises out of or is based upon the breach of any representation, warranty, covenant or agreement of Seller in the Agreement or in any certificate or other instrument furnished to Purchaser hereunder.

10.3. Buyer's Indemnification of Seller. Notwithstanding anything contained herein to the contrary, Purchaser shall indemnify and hold harmless Sellers, their employees, representatives and agents against any expenses, including attorneys' fees, fines, losses, claims, damages, liabilities, costs, monetary judgments and amounts paid in settlement in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation arising out of or pertaining to any act or omission which arises out of or is based upon the breach of any representation, warranty, covenant or agreement of Purchaser in the Agreement or in any certificate or other instrument furnished to Sellers by Purchaser.

10.4. Indemnification Notice Procedure.  Whenever any claim shall arise for indemnification hereunder, the party seeking indemnification shall promptly notify the indemnifying party as set forth below.

The party seeking indemnification shall promptly notify the other party as the indemnifying party of the claim and, when known, the facts constituting the basis for such claim. In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice to the indemnifying party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The indemnified party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder, without the prior written consent of the indemnifying party (which shall not be unreasonably withheld) unless suit shall have been instituted against it and the indemnifying party shall not have taken control of such suit after notification thereof as provided for below.

In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the indemnifying party at its sole cost and expense may, upon written notice to the indemnified party, assume the defense of any such claim or legal proceeding if it acknowledges to the indemnified party in writing its obligations to indemnify the indemnified party with respect to all elements of such claim. The indemnified party shall be entitled to participate in (but not control) the defense of any such action, with its counsel



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and at its own expense. If the indemnifying party does not assume the defense of any such claim or litigation resulting therefrom, (i) the indemnified party may defend against such claim or litigation, in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to the indemnifying party, on such terms as the indemnified party may deem appropriate, and (ii) the indemnifying party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. If the indemnifying party thereafter seeks to question the manner in which the indemnified party defended such third party claim or the amount or nature of any such settlement, the indemnifying party shall have the burden to prove by a preponderance of the evidence that the indemnified party did not defend or settle such third party claim in a reasonably prudent manner. All indemnifications any party hereunder shall be effected by payment of cash or delivery of a certified or official bank check in the amount of the indemnification liability.

10.5. Maximum Liability. The maximum liability of Sellers to the Purchaser, and Purchaser to the Seller, for indemnification under this Section 10 shall not exceed US$ 300,000 in the aggregate.


11. TERMINATION.


11.1. Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a) by mutual consent of Purchaser and Sellers;

(b) by either Purchaser or Sellers if the Closing shall not have been consummated by May 31, 1996;

(c) by Seller if Purchaser fails to perform in any material respect any of its obligations under this Agreement or any of the Sellers' conditions precedent are not satisfied;

(d) by Purchaser, if Seller fails to perform in any material respect any of its obligations under this Agreement or any of the Buyer's conditions precedent are not satisfied;

(e) by either Purchaser or Seller, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling (other that an ex-parte order or temporary restraining order) or taken any other action, in each case restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

11.2. Effect of Termination. In the event of termination of this Agreement by either Purchaser or Seller, as provided above, this Agreement shall become void, with no further effect and neither party shall be liable to the other.

12. GENERAL PROVISIONS.

12.1. Entire Agreement. This Agreement and the schedules and Exhibits referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated in this Agreement and supersede all previous written or oral negotiations, commitments and writings.

12.2. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

12.3. Waiver. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.

12.4. Expenses. Whether or not the Closing occurs, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.



12.5. Headings. The headings in this Agreement are for convenience of reference only and shall not affect its interpretation.


12.6. Counterparts. This Agreement may be executed in counterparts and by facsimile, each of which shall be an original and all of which taken together will constitute one instrument.

12.7. Assignment. This Agreement may not be assigned by any party without the prior written consent of the other party.

12.8. Successors and Assigns. This Agreement binds, inures to the benefit of, and is enforceable by the successors and assigns of the parties, and does not confer any rights on any other persons or entities.

12.9. Governing Law. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of New Jersey.

12.10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by telex, facsimile transmission or other telecommunications device capable of creating a written record (and promptly confirmed in writing within seven days) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a) if to Sellers, to:

                       Ian Baverstock           Telephone: 011-44-1428-642484
                       35 Pitfold Avenue        Facsimile: 011-44-1428-642822
                       Haslemere, Surrey

                       United Kingdom GU271PN



                  with a copy to:

                       Richard Blumberg, Esq.       Telephone:212-867-2500
                       McLaughlin & Stern           Facsimile:212-697-2817
                       122 East 42 Street
                       43rd Floor
                       New York, New York 10168



                 (b) if to Purchaser, to:

                       Mr. Carl Coppola             Telephone:(201) 893-0500
                       Mark Solutions, Inc.         Facsimile:(201) 893-0013
                       1515 Broad Street
                       Bloomfield, NJ 07003

                      with a copy to:


                       Timothy J. McCartney, Esq.   Telephone:(215) 396-7156
                       9 Elsa Way                   Facsimile:(215) 396-7157
                       Richboro, PA 18954



12.11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdictions.

12.12. Reduction of Purchase Price. Any amount payable by Sellers to Purchaser in satisfaction of any claim made under the representation and warranties shall be treated as a reduction by that amount in the Purchase Price.

IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first above written.


SELLERS


/s/ Ian Baverstock
- -------------------------
Ian Baverstock

/s/ Jonathan Newth
- -------------------------
Jonathan Newth

/s/ David Payne
- -------------------------
David Payne

/s/ Joanna Tubbs
- -------------------------
Joanna Tubbs


PURCHASER

MARK SOLUTIONS, INC.



By: /s/ Carl Coppola
- -------------------------
  Carl Coppola, President

EXHIBIT A

                             SELLERS SMI OWNERSHIP

                           No. Of              Percentage
Name                       Shares              Of Outstanding
- ----------------------   -----------           --------------
Ian Baverstock             113                   12.555%
Jonathan Newth             112                   12.444%
David Payne                113                   12.555%
Joanna Tubbs               112                   12.444%

EXHIBIT B

                            [SELLERS LETTERHEAD 1]



______________ __, 1996



Mark Solutions, Inc.
1515 Broad Street
Bloomfield, New Jersey  07003


Dear Sirs:

We refer to the agreement dated    2    between the undersigned and Mark
Solutions, Inc. ("Mark") regarding the acquisition of     3     shares of  Mark
Common Stock. This will confirm that     4     has complied with the  provision
thereof, and that     4     will continue at all times to conform  and comply
with the representations, warranties and agreements set forth therein.


Very truly yours,


           4
- -------------------------

By:        5
    ---------------------

    ---------------------
  (Type in Name and Title)


INSTRUCTIONS

1. Letter must be typed on Purchasers letterhead and dated filled in no earlier that the expiration date of the restricted period.

2. Insert date of subscription agreement.

3. Insert number of shares purchased.

4. Insert full name of purchaser.

5. Sign and identify the name and title of authorized signatory.